2004 FIRST QUARTER AUTOMOTIVE CASH* First Quarter (Bils.) Cash, Marketable and Loaned Securities, Short-Term VEBA Assets March 31, 2004 $26.5 December 31, 2003 25.9 Change in Gross Cash $0.6 Operating-Related Cash Flow Automotive Pre-Tax Profits $ 1.8 Capital Spending (1.2) Depreciation and Amortization 1.6 Changes in Receivables, Inventory, and Trade Payables 0.4 Other -- Prim. Taxes and Expense and Payment Timing Differences (0.3) Total Auto. Op.-Related Cash Flow (Excl. Contrib. and Tax Refunds) $ 2.3 Pension Contributions (1.2) Tax Refunds 0 Total Automotive Operating-Related Cash Flow $ 1.1 Other Cash Flow Capital Transactions w / Financial Services Sector 0.9 Divestitures 0.2 Dividend to Shareholders (0.2) All Other -- Primarily Change in Automotive Debt (1.4) Total Change in Gross Cash $ 0.6 * See Appendix (pages 12 and 13 of 13) for reconciliation to GAAP

2003 - 2004 FIRST QUARTER PRE-TAX RESULTS North America $1,236 $1,962 $ -- $ -- $1,236 $1,962 South America (31) 15 -- -- (31) 15 Total Americas $1,205 $1,977 $ -- $ -- $1,205 $1,977 International Europe $ (247) $ (24) $ -- $(29) $ (247) $ 5 P.A.G. (88) 20 -- -- (88) 20 Asia Pacific (25) 28 -- -- (25) 28 Other 41 54 -- -- 41 54 Total International $ (319) $ 78 $ -- $(29) $ (319) $ 107 Other Automotive (224) (249) -- 17 * (224) (266) Total Automotive $ 662 $1,806 $ -- $(12) $ 662 $1,818 Financial Services 678 1,083 -- -- 678 1,083 Total Company $1,340 $2,889 $ -- $(12) $1,340 $2,901 * Partial reversal of loss from disposition of non-core business in 2002 2003 (Mils.) 2004 (Mils.) Pre-Tax Profits (Incl. Special Items) Special Items Pre-Tax Profits (Excl. Special Items) 2003 (Mils.) 2004 (Mils.) 2003 (Mils.) 2004 (Mils.) Appendix 3 of 13

FIRST QUARTER 2004 EARNINGS REVIEW

APRIL 21, 2004

FIRST QUARTER 2004 SUMMARY

- Earnings per share of $0.96 from continuing operations, excluding special items, and net income of $0.94 per share
- Strong profit improvement in North America
  - Best-ever quality
  - Record unit revenue and positive net pricing
  - Strong F-Series and SUV sales
- South America profitable
- International profitable in total and in each operation
- Strong cost performance across all areas
- Record earnings at Ford Credit
- Continued strong automotive liquidity

FIRST QUARTER RESULTS

	First Quarter 2004	B / (W) 2003
Earnings Per Share		
Net Income	$0.94	$0.49
Continuing Ops. -- Excl. Special Items	0.96	0.51
After-Tax Profits (Mils.)		
Net Income	$1,952	$1,056
Continuing Ops. -- Excl. Special Items	1,983	1,082
Pre-Tax Profits (Mils.)		
Incl. Special Items	$2,889	$1,549
Excl. Special Items	2,901	1,561
Revenue (Bils.)		
Total Sales and Revenue	$44.7	$3.9
Automotive Sales	38.8	4.6
Vehicle Unit Sales (000)	1,788	84
Automotive Cash, Marketable and Loaned Securities and Short-term VEBA* (Bils.)		
Gross**	$26.5	$(0.1)
Net of Senior Debt	12.3	(0.3)
Operating-Related Cash Flow***	2.3	1.3

* Voluntary Employee Beneficiary Association (VEBA) Trust used to pre-fund certain employee benefit obligations

** See Slide 17 for calculation and Appendix (page 12 of 13) for reconciliation to GAAP

*** Before pension and VEBA contributions and tax refunds; see Slide 17 for calculation and Appendix (pages 12 and 13 of 13) for reconciliation to GAAP

TOTAL COMPANY
FIRST QUARTER 2004 PROFITS / (LOSS) BY SECTOR

Pre-Tax Profits by Sector (Mils.)*


$2,901
$1,818
$1,083
Total
Automotive
Financial Services

	Total	Automotive	Financial Services
Memo:			
B / (W) 2003	$1,561	$1,156	$405

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

2004 FIRST QUARTER AUTOMOTIVE PRE-TAX PROFITS COMPARED WITH 2003 FIRST QUARTER

Corporate Pre-Tax Profits (Bils.)*



$1.2
$1.8
$0.6
$0.3
$0.4
$0.6
$(0.1)
2003
2004
Volume / Mix
Net Pricing
Cost Performance
Exchange

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

FIRST QUARTER AUTOMOTIVE COST PERFORMANCE

2004 Costs B / (W) 2003 (Bils.)*


Total $0.6 Bils.
$0.2
$0.2
$0.2
$0.1
$(0.1)
$0
Quality Related
Mfg. / Engrg.
Overhead
Net Product Costs
Deprec. / Amort.
Pension / Healthcare

* At constant volume, mix, and exchange; excluding special items

AUTOMOTIVE SECTOR
FIRST QUARTER 2004 PROFITS / (LOSS)



Pre-Tax Profits / (Loss) by Segment (Mils.)*
$1,818
$1,977
$107
$(266)
Worldwide
Americas
International
Other Automotive

Memo:

	Worldwide	Americas	International	Other Automotive
B / (W) 2003	$1,156	$772	$426	$(42)

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- AMERICAS SEGMENT
FIRST QUARTER 2004 PROFITS / (LOSS)


Pre-Tax Profits (Mils.)*
$1,977
$1,962
$15
Americas
North America
South America

	Americas	North America	South America
Memo:			
B / (W) 2003	$772	$726	$46

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- NORTH AMERICA

FIRST QUARTER KEY METRICS -- 2004 vs. 2003

Vehicle Unit Sales (000) | Net Revenue (Bils.)* | Pre-Tax Profits (Mils.)**



1,024
1,012
2003
2004
$22.2
$23.3
2003
2004
$1,236
$1,962
2003
2004

Memo:

U.S. Market Share from	2003	2004
Retail	14.4%	13.5%
Fleet	5.6	5.2
Total	20.0%	18.7%

* 2004 includes effect of FIN46

** Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

NORTH AMERICA
UNIT REVENUE CONTINUES TO IMPROVE

First Quarter Per Unit Revenue*



Net Pricing 1.2%**
(approx. $240 per unit)
$934
$20,848
$21,694
$22,628
2002
2003
2004

Key Revenue Drivers

- Disciplined focus on incentives
- Discontinued low-margin vehicles
- New options and features
- Reduction in daily rental volume
- Strong F-Series and SUV sales
- New ordering and distribution process

* Excluding FIN46
** See Appendix (page 7 of 13) for a reconciliation to GAAP

NORTH AMERICA VEHICLE UNIT SALES AND STOCKS

		First Quarter 2003 (000)	First Quarter 2004 (000)	2004 O / (U) 2003 (000)
Vehicle Unit Sales		1,024	1,012	(12)
U.S. Dealer Stocks	-- Period End	922	928	6
	-- Change within Qtr.	129	137	8

NORTH AMERICA ASSEMBLY PLANT MAJOR CHANGEOVERS


First Quarter
Second Quarter
Third Quarter
Fourth Quarter
Edison
Ranger Plant Closure
Chicago
Ford Taurus / Mercury Sable Balance-Out
Ford 500 / Freestyle / Mercury Montego Launch
Ontario Truck
Heritage F-150 Plant Closure
Dearborn Truck
F-150 Launch
Dearborn Car
Mustang Balance-Out
AAI
Mustang Launch

AUTOMOTIVE SECTOR -- SOUTH AMERICA
FIRST QUARTER KEY METRICS -- 2004 vs. 2003



Vehicle Unit Sales (000)
44
66
2003
2004
Net Revenue (Bils.)*
$0.3
$0.6
2003
2004
Pre-Tax Profits (Mils.)**
$(31)
$15
2003
2004

Memo:

	2003	2004
Brazil Mkt. Share	10.5%	11.4%

* 2004 includes effect of FIN46

** Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- INTERNATIONAL SEGMENT
FIRST QUARTER 2004 PROFITS / (LOSS)


Pre-Tax Profits (Mils.)*
$107
$5
$20
$28
$54
Int'l.
Europe
P.A.G.
Asia Pacific
Other

Memo:					
B / (W) 2003	$426	$252	$108	$53	$13

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- EUROPE
FIRST QUARTER KEY METRICS -- 2004 vs. 2003



Vehicle Unit Sales (000)
382
420
2003
2004
Revenue (Bils.)
$5.0
$6.5
2003
2004
Pre-Tax Profits (Mils.)*
$(247)
$5
2003
2004

Memo:

	2003	2004
Market Share	9.2%	9.2%

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- P.A.G.
FIRST QUARTER KEY METRICS -- 2004 vs. 2003


Vehicle Unit Sales (000)
172
194
2003
2004
Revenue (Bils.)
$5.4
$6.8
2003
2004
Pre-Tax Profits (Mils.)*
$(88)
$20
2003
2004

Memo:

	2003	2004
U.S. Mkt. Share	1.2%	1.4%
Eur. Mkt. Share	2.1	2.3

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

AUTOMOTIVE SECTOR -- ASIA PACIFIC
FIRST QUARTER KEY METRICS -- 2004 vs. 2003



Vehicle Unit Sales (000)
82
96
2003
2004
Revenue (Bils.)
$1.3
$1.6
2003
2004
Pre-Tax Profits (Mils.)*
$(25)
$28
2003
2004

* Excluding special items; see Appendix (page 3 of 13) for reconciliation to GAAP

2004 FIRST QUARTER AUTOMOTIVE CASH*

	First Quarter (Bils.)
Cash, Marketable and Loaned Securities, Short-Term VEBA Assets	
March 31, 2004	$26.5
December 31, 2003	25.9
Change in Gross Cash	$0.6
Operating-Related Cash Flow	
Automotive Pre-Tax Profits	$ 1.8
Capital Spending	(1.2)
Depreciation and Amortization	1.6
Changes in Receivables, Inventory, and Trade Payables	0.4
Other – Prim. Taxes and Expense and Payment Timing Differences	(0.3)
Total Auto. Op.-Related Cash Flow (Excl. Contrib. and Tax Refunds)	$ 2.3
Pension Contributions	(1.2)
Tax Refunds	0
Total Automotive Operating-Related Cash Flow	$ 1.1
Other Cash Flow	
Capital Transactions w / Financial Services Sector	0.9
Divestitures	0.2
Dividend to Shareholders	(0.2)
All Other – Primarily Change in Automotive Debt	(1.4)
Total Change in Gross Cash	$ 0.6

* See Appendix (pages 12 and 13 of 13) for reconciliation to GAAP

FINANCIAL SERVICES SECTOR

FIRST QUARTER 2004 PROFITS / (LOSS)

Pre-Tax Profits / (Loss) by Segment (Mils.)



$1,083
$1,087
$(7)
$3
Total
Ford Credit
Hertz
Other Financial Services

	Total	Ford Credit	Hertz	Other Financial Services
Memo: B / (W) 2003	$405	$360	$52	$(7)

FORD CREDIT RESULTS AND METRICS -- FIRST QUARTER

Pre-Tax Profits* (Mils.)



$727
$1,087
1st Qtr. 2003
1st Qtr. 2004

	2003	2004
Net Income (Mils.)	$442	$688
ROE	13.4%	22.3%

* From continuing operations

Key Metrics

	First Quarter 2003	First Quarter 2004
Receivables (Bils.)		
On-Balance Sheet	$119	$130
Securitized Off-Balance Sheet	73	49
Managed	$192	$179
Credit Losses (Mils.)		
On-Balance Sheet	$493	$335
Managed	686	493
Loss-to-Receivables Ratio		
On-Balance Sheet	1.61%	1.11%*
Managed		
- U.S. Retail and Lease	1.85	1.51
- Worldwide Total	1.42	1.10
Allow. for Credit Losses		
- Worldwide Amount (Bils.)	$3.1	$2.9
- Pct. Of EOP Receivables	2.61%	2.25%
Leverage (To 1)**		
Financial Statement	10.4	11.6
Managed	12.8	12.8
Dividend (Mils.)	$1.0	$0.9

* Includes credit losses on reacquired receivables; 1.03% excluding credit losses on reacquired receivables

** See Appendix (pages 9, 10, and 11 of 13) for calculation, definitions and reconciliation

SECOND QUARTER PRODUCTION AND EARNINGS OUTLOOK

Second Quarter production compared with a year ago

- 955,000 units in North America, down 53,000 units
- 450,000 units in Europe, up 44,000 units
- 190,000 units at P.A.G., up 7,000 units

SECOND QUARTER GUIDANCE*
$0.30 - $0.35 PER SHARE

* From continuing operations excluding special items

2004 PLANNING ASSUMPTIONS AND OPERATIONAL METRICS

Planning Assumptions		Base	First Quarter	Full Year Outlook
Industry Volume (SAAR)	– U.S.	17.0 million units	16.8	17.0
	– Europe	16.9 million units	17.1	17.0
Operational Metrics		**2004 Milestone**		
Quality		Improve in all regions	On track	On track
Market Share		Flat or improve in all regions	Mixed	Mixed
Automotive Cost Performance*		Improve by at least $0.5 billion	$0.6 billion	Better
Capital Spending		$7 billion	$1.2 billion	On track
Operating-Related Cash Flow**		$1.2 billion positive	$2.3 billion	On track

* At constant volume, mix, and exchange; excluding special items

** Before pension and VEBA contributions and tax refunds; see Slide 17 for calculation and Appendix (pages 12 and 13 of 13) for reconciliation to GAAP

2004 FINANCIAL MILESTONES

Pre-Tax Income	Milestone* (Bils.)	Full Year Outlook
Automotive		
• Americas		
– North America	$ 1.5 - $1.7	Better
– South America	(0.1) - 0	On track
• International		
– Europe	(0.2) - (0.1)	On track
– P.A.G.	0.5 - 0.6	At risk
– Asia-Pacific	0 - 0.1	On track
Total Automotive	$ 0.9 - $1.1	On track
Financial Services	2.6 - 2.7	Better
Total Company	$ 3.5 - $3.8	Better

* Excluding special items

EARNINGS PER SHARE GUIDANCE *

	Full Year
Present	$1.50 - $1.60
Prior	$1.20 - $1.30

* Based on income from continuing operations and excluding special items; special items presently estimated for the full year at $(0.07) per share

SAFE HARBOR

Statements included herein may constitute "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those stated, including, without limitation:

- Greater price competition resulting from currency fluctuations, industry overcapacity or other factors;
- A significant decline in industry sales, particularly in the U.S. or Europe, resulting from slowing economic growth, geo-political events or other factors;
- Lower-than-anticipated market acceptance of new or existing products;
- Work stoppages at key Ford or supplier facilities or other interruptions of supplies;
- The discovery of defects in vehicles resulting in delays in new model launches, recall campaigns or increased warranty costs;
- Increased safety, emissions, fuel economy or other regulation resulting in higher costs and/or sales restrictions;
- Unusual or significant litigation or governmental investigations arising out of alleged defects in our products or otherwise;
- Worse-than-assumed economic and demographic experience for our post-retirement benefit plans (e.g., investment returns, interest rates, health care cost trends, benefit improvements);
- Currency or commodity price fluctuations;
- A market shift from truck sales in the U.S.;
- Economic difficulties in any significant market;
- Reduced availability of or higher prices for fuel;
- Labor or other constraints on our ability to restructure our business;
- A change in our requirements under long-term supply arrangements under which we are obligated to purchase minimum quantities or pay minimum amounts;
- Credit rating downgrades;
- Inability to access debt or securitization markets around the world at competitive rates or in sufficient amounts;
- Higher-than-expected credit losses;
- Lower-than-anticipated residual values for leased vehicles;
- Increased price competition in the rental car industry and/or a general decline in business or leisure travel due to terrorist attacks, acts of war, epidemic diseases or measures taken by governments in response thereto that negatively affect the travel industry; and
- Our inability to implement the Revitalization Plan.

APPENDIX

CALCULATION OF DILUTED EARNINGS PER SHARE

	First Quarter 2004	
	Net Income (Mils.)	Cont. Ops. -- Excl. Special Items (Mils.)
Numerator		
After-Tax Profit	$1,952	$1,983
Impact on Income from assumed conversion of convertible preferred securities	49	49
Income for diluted EPS	$2,001	$2,032
Denominator		
Average shares outstanding	1,832	
Net issuable / (returnable) shares, primarily stock options	10	
Convertible preferred securities	282	
Average shares for diluted EPS	2,124	
Diluted EPS	$0.94	$0.96

Memo: Diluted EPS from continuing operations – incl. special items $0.95

INCOME FROM CONTINUING OPERATIONS EXCLUDING SPECIAL ITEMS COMPARED WITH NET INCOME

	First Quarter 2004			Memo: 1st Qtr.
	Earnings Per Share*	After-Tax Profit (Mils.)	Pre-Tax Profit (Mils.)	2003 Pre-Tax Profits (Mils.)
Income from Continuing Operations Excluding Special Items	$ 0.96	$1,983	$2,901	$1,340
Special Items				
- European Restructuring	$(0.01)	$ (19)	(29)	-
- Non-Core Business		11	17	-
Income from Continuing Operations	$ 0.95	$1,975	$2,889	$1,340
Discontinued Operations	(0.01)	(23)		
Net Income	$ 0.94	$1,952		

* Earnings per share from continuing operations is calculated on a basis that includes pre-tax profit, provision for taxes, and minority interest. See Appendix (page 1 of 13) for calculation

2003 – 2004 FIRST QUARTER PRE-TAX RESULTS

	Pre-Tax Profits (Incl. Special Items)		Special Items		Pre-Tax Profits (Excl. Special Items)	
	2003 (Mils.)	2004 (Mils.)	2003 (Mils.)	2004 (Mils.)	2003 (Mils.)	2004 (Mils.)
North America	$1,236	$1,962	$ --	$ --	$1,236	$1,962
South America	(31)	15	--	--	(31)	15
Total Americas	$1,205	$1,977	$ --	$ --	$1,205	$1,977
International						
Europe	$ (247)	$ (24)	$ --	$(29)	$ (247)	$ 5
P.A.G.	(88)	20	--	--	(88)	20
Asia Pacific	(25)	28	--	--	(25)	28
Other	41	54	--	--	41	54
Total International	$ (319)	$ 78	$ --	$(29)	$ (319)	$ 107
Other Automotive	(224)	(249)	--	17*	(224)	(266)
Total Automotive	$ 662	$1,806	$ --	$(12)	$ 662	$1,818
Financial Services	678	1,083	--	--	678	1,083
Total Company	$1,340	$2,889	$ --	$(12)	$1,340	$2,901

* Partial reversal of loss from disposition of non-core business in 2002

FIRST QUARTER AUTOMOTIVE SUMMARY

	Vehicle Unit Sales		Revenue*		Pre-Tax Profits**	
	2003 (000)	2004 (000)	2003 (Mils.)	2004 (Mils.)	2003 (Mils.)	2004 (Mils.)
Americas						
North America	1,024	1,012	$22,215	$23,253	$1,236	$1,962
South America	44	66	330	650	(31)	15
Total Americas	1,068	1,078	$22,545	$23,903	$1,205	$1,977
International						
Europe	382	420	$ 4,986	$ 6,460	$ (247)	$ 5
P.A.G.	172	194	5,367	6,842	(88)	20
Asia Pacific	82	96	1,261	1,639	(25)	28
Other	--	--	--	--	41	54
Total International	636	710	$11,614	$14,941	$ (319)	$ 107
Other Automotive	--	--	--	--	(224)	(266)
Total Automotive	1,704	1,788	$34,159	$38,844	$ 662	$1,818

* 2004 includes effect of FIN46 (both U.S. and Europe)
** Excluding special items; see Appendix (pages 3 of 13) for reconciliation to GAAP

2004 FIRST QUARTER MARKET RESULTS

	Amount	B / (W) 2003
U.S.		
Industry SAAR (Mils.)	16.8	0.6
Market Share (Pct.)		
- Ford and Lincoln Mercury	18.7%	(1.3) Pts.
- Premier Automotive Group	1.4	0.2
Total U.S. Market Share	20.1%	(1.1) Pts.
Net Pricing (Pct.)*	1.2%	1.0 Pts.
Europe		
Industry SAAR (Mils.)	17.1	0.4
Market Share (Pct.)		
- Ford	9.2%	0 Pts.
- Premier Automotive Group	2.3	0.2
Total Europe Market Share	11.5%	0.2 Pts.
Net Pricing (Pct.)*	2.6%	4.0 Pts.
Other Regions		
Ford Brand Market Share (Pct.)		
- Brazil	11.4%	0.9 Pts.
- Australia	13.4	(0.8)

* Excludes P.A.G. brand vehicles; calculated at constant volume and exchange

PRODUCTION VOLUMES

	2004 Actual First Quarter		2004 Forecast Second Quarter	
	Units (000)	B / (W) 2003 (000)	Units (000)	B / (W) 2003 (000)
North America	1,008	(24)	955	(53)
Europe	437	22	450	44
P.A.G.	203	26	190	7

RECONCILIATION OF NET PRICING TO CHANGE IN AUTOMOTIVE SALES

	First Quarter			
	North America		Europe	
	(Mils.)	(Per Unit)	(Mils.)	(Per Unit)
Automotive Sales				
2004*	$23,253	$22,977	$6,460	$15,381
2003	22,215	21,694	4,986	13,052
2004 B / (W) Than 2003	$ 1,038	$ 1,283	$1,474	$ 2,329
Memo: Change in Automotive Sales		5.9%		17.8%
Explanation of Change (Pct.)				
Mix, Exchange, Other		4.7%		15.2%
Net Pricing		1.2%		2.6
Total		5.9%		17.8%

* Revenue includes effect of FIN46 in First Quarter 2004 – $349 per unit for North America

COSTS AND EXPENSES
AUTOMOTIVE SECTOR

	First Quarter		
	2003 (Mils.)	2004 (Mils.)	2004 B / (W) 2003 (Mils.)
Total Cost and Expenses	$33,353	$36,819	$(3,466)
Select Cost Items Included Above:			
Depreciation	$ 693	$ 803	$ (110)
Amortization	685	811	(126)
Post-Retirement Expense	798	823	(25)

FORD CREDIT KEY METRIC DEFINITIONS

In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below. Information about the impact of on-balance sheet securitization is also included below :

Managed Receivables -- receivables reported on Ford Credit's balance sheet and receivables Ford Credit sold in off-balance-sheet securitizations and continues to service

Serviced Receivables -- includes managed receivables and receivables Ford Credit sold in whole-loan sales transactions (i.e., receivables for which Ford Credit has no continuing exposure or risk of loss)

Managed Credit Losses – credit losses associated with receivables reported on Ford Credit's balance sheet plus credit losses associated with receivables Ford Credit sold in off-balance sheet securitizations and continues to service

Impact of On-Balance Sheet Securitization – retail installment receivables reported on Ford Credit's balance sheet include receivables sold in securitizations. These receivables have been legally sold to Ford Credit sponsored special purpose entities and are available only to pay securitization investors and other participants and are not available to pay the obligations of Ford Credit or the claims of Ford Credit's creditors. Debt reported on Ford Credit's balance sheet includes debt issued to securitization investors which is payable solely out of collections on the receivables supporting the securitization and is not the legal obligation of Ford Credit

FORD CREDIT RATIO DEFINITIONS

In addition to evaluating Ford Credit's financial performance on a GAAP financial statement basis, Ford Credit management also uses other criteria, some of which were previously disclosed in this presentation and are defined below:

Loss-to-Receivables Ratio

$$= \frac{\text{Credit Losses} + \text{Losses on Reacquired Receivables}}{\text{Average Net Receivables}}$$

Leverage:

- Financial Statement Leverage $= \frac{\text{Total Debt}}{\text{Equity}}$

- Managed Leverage

$$= \frac{\text{Total Debt} + \text{Securitized Off-Balance Sheet Receivables} - \text{Retained Interest in Securitized Off-Balance Sheet Receivables} - \text{Cash and Cash Equivalents} - \text{SFAS No. 133 Adjustments on Total Debt}}{\text{Equity} + \text{Minority Interest} - \text{SFAS No. 133 Adjustment on Equity}}$$

FORD CREDIT RECONCILIATIONS OF MANAGED LEVERAGE TO FINANCIAL STATEMENT LEVERAGE

Leverage Calculation	March 31, 2003 (Bils.)	March 31, 2004 (Bils.)
Total Debt	$137.3	$142.4*
Total Securitized Receivables Outstanding**	73.3	48.4
Retained Interest in Securitized Receivables**	(18.1)	(13.4)
Adjustments for Cash and Cash Equivalents	(11.7)	(12.5)
Adjustments for SFAS 133	(6.1)	(5.2)
Adjusted Debt	$174.7	$159.7
Total Stockholder's Equity (incl. minority interest)	$ 13.2	$ 12.3
Adjustments for SFAS 133	0.5	0.2
Adjusted Equity	$ 13.7	$ 12.5
Managed Leverage to 1***	12.8	12.8
Financial Statement Leverage = Total Debt / Equity	10.4	11.6

* Includes $10 billion of debt issued by FCAR which is payable solely out of collections of receivables underlying FCAR's assets and is not the obligation of Ford Credit

** Off-balance sheet only

*** Adjusted Debt / Adjusted Equity

AUTOMOTIVE GROSS CASH RECONCILIATION TO GAAP

	Dec. 31 2003 (Bils.)	Mar. 31 2004 (Bils.)	Mar. 31 2004 B / (W) Dec. 31 2003 (Bils.)	Memo: Mar. 31 2003 (Bils.)
Cash and Cash Equivalents	$ 5.4	$ 4.7	$ (0.7)	$7.1
Marketable Securities	10.8	8.4	(2.4)	17.3
Loaned Securities	5.7	9.3	3.6	-
Total Cash / Market. Sec.	$21.9	$22.4	$0.5	$24.4
Short-Term VEBA	4.0	4.1	0.1	2.2
Gross Cash	$25.9	$26.5	$ 0.6	$26.6

AUTOMOTIVE OPERATING-RELATED CASH FLOW RECONCILIATION TO GAAP

	2004 1st Qtr. (Bils.)
Cash Flow from Operating Activities before Securities Trading*	$ 2.6
Items Included in Operating-Related Cash Flow	
– Capital Expenditures	$(1.2)
– Net Transactions Between Automotive and Financial Services Sectors**	(0.1)
– Other	(0.2)
Total Reconciling Items	$(1.5)
Automotive Operating-Related Cash Flow	$ 1.1

* As shown in our sector statement of cash flow for Automotive

** Primarily payables and receivables between the sectors in the normal course of business, as shown in our sector statement of cash flow